NATIONWIDE VARIABLE INSURANCE TRUST
American Funds NVIT Growth Fund
American Funds NVIT Global Growth Fund
American Funds NVIT Growth-Income Fund
American Funds NVIT Asset Allocation Fund
American Funds NVIT Bond Fund

Supplement dated November 7, 2013
to the Prospectus dated May 1, 2013

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

American Funds NVIT Bond Fund

Effective November 8, 2013, the Prospectus is amended as follows:

1.	The information under the heading “Portfolio Counselors” on page 20 of the Prospectus is deleted and replaced with the following:

Portfolio Counselors	Title	Length of Service
David C. Barclay	Senior Vice President — Fixed Income, Capital Research	Since 1997
David A. Hoag	Senior Vice President — Fixed Income, Capital Research	Since 2007
Thomas H. Hogh	Senior Vice President — Fixed Income, Capital Research Company	Since 2007

2.	The information under the heading “Master Bond Fund Team Members” on page 38 of the Prospectus is deleted and replaced with the following:

David C. Barclay is a senior vice president of Fixed Income, Capital Research. Mr. Barclay has been employed with Capital Research or its affiliates for 25 years. Mr. Barclay has been a fixed-income portfolio counselor for the American Bond Fund for the past 15 years.

David A. Hoag is a senior vice president of Fixed Income, Capital Research. Mr. Hoag has been employed in the investment management area of Capital Research or its affiliates for the past 22 years. Mr. Hoag has been a fixed-income portfolio counselor for the American Bond Fund for six years.

Thomas H. Hogh is a senior vice president of Fixed Income, Capital Research Company. Mr. Hogh has been employed in the investment management area of Capital Research or its affiliates for the past 23 years. Mr. Hogh has been a fixed-income portfolio counselor for the American Bond Fund for six years.

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